BAR HARBOR BANKSHARES

Financial Condition

December 31, 2014

Safe Harbor Statement

This presentation contains certain statements that may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which are subject to numerous risks and uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward-looking statements are predicated on the beliefs and assumptions of Bar Harbor Bankshares' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results, performance or achievements could differ materially from those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Company's and its subsidiaries; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of the Company's strategies and business initiatives; changes in the financial markets, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Company's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, severe weather events and storms; changes in accounting standards. The Company cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Bar Harbor Bankshares Annual Report on Form 10-K for the year ended December 31, 2014, as updated by our filings on Form 10-Q and other filings with the SEC. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2014 General Economic Environment

- Continued slow pace of economic recovery
- Monetary policy leaning towards tightening
- Long term interest rates near historic lows
- Sporadic and localized improvement in real estate markets
- Backdrop of heavy regulation
- Increased expectations of customer delivery channels

2014 Environment Specific to BHB

- Successful tourist season
- Strong lobster landings
- Strong wild blueberry season
- Weak loan demand exacerbated by brisk competition – creates pricing and structure pressures
- Improving our sales culture and the customer experience

2014 Financial Achievements

- Record earnings & EPS
- Increased dividends in every quarter
- Higher levels of net interest income and non-interest income evidencing solid performance in all divisions
- Efficiency ratio of 54.7%
- Average earning asset growth of $76MM, or 6%
- Expanding Net Interest Margin – 18 bps improvement
- Stable Credit Quality – a key measure amidst rebounding competition
- Prudent if not conservative Capital Ratios
- 3 for 2 stock split (effectuated as a large stock dividend)

Validation of Performance and Culture

- American Banker, *Top 200 Community Banks*
- "Best Places to Work in Maine"

2014 AMERICAN BANKER TOP 200 COMMUNITY BANKS

2014 Best Places to Work in ME

First Quarter 2015

The momentum continues…

- Record Earnings
- ROA – 1.06%
- ROE – 10.57%
- Commercial loan growth of $27 million, or 6.0%
- Stable credit quality
- Increased shareholder dividend

Investments in Our Future

2014 Sample Investments

- Branch renovations in Deer Isle & South China
- E-Platform advancement:
  - Upgrade website and on-line banking
  - Launch tablet banking
  - Instant issue debit card capability
  - Retail mobile capture
  - Social media entrance
- Operations realignment along functional process
- Commercial lending aligned to better serve differing customer segments

Investments in Our Future

2014 Sample Investments

- Sales training to advance sales development and provide diversification within our risk appetite
- Brand affirmation
- Revised Employee Wellness Program launch

2015 Planned Strategic Objectives

- Small business lending automation
- Cash management platform development for both small business and commercial lending
- Technology investments to improve electronic platforms and security protocols

Investments in Our Future

Improving the

Customer and Employee Experience

drives performance

and creates shareholder value

and…

is central to the

Bar Harbor Bank & Trust Brand

BAR HARBOR
BANKSHARES

Financial Condition

December 31, 2014

Total Assets

($ in millions)



$1,500
$1,200
$900
$600
$300
$0
748
825
890
972
1,072
1,118
1,167
1,303
1,374
1,459
1,508
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 2015
LOANS up $66.2MM, or 7.8%
LOANS up $20.7MM, or 2.3%
TOTAL ASSETS Up $85.4MM, or 6.2%
Loans
Securities
Other

Loan Portfolio

12/31/14



Tax-Exempt 2%
Home Equity 6%
Consumer 1%
CRE 35%
Commercial Construction 3%
C & I 8%
Agriculture 3%
Residential RE 42%
Lodging industry represents 32.9% of CRE mortgage portfolio

PORTFOLIO YIELD 4.31%

Investment Securities


U.S. Government
Agency MBS
17.7%
Private Label
MBS
1.0%
Municipal Debt
Obligations
20.0%
GSE MBS
61.3%

- No municipal debt obligations rated below investment grade
- Portfolio yield - 3.69%
- Portfolio duration – Less than 5 years

Non-Performing to Total Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.95%
2.36%
1.77%
2.11%
1.21%
1.80%
1.04%
1.38%
1.34%
1.07%
2010
2011
2012
2013
2014
Not reflective of credit deterioration
BHB
UBPR Peer Banks

BAR HARBOR BANKSHARES

Net Charge-Offs to Average Loans


0.60%
0.40%
0.20%
0.00%
0.24%
0.37%
0.23%
0.12%
0.15%
2010
2011
2012
2013
2014
One
relationship

Total Deposits
($ in millions)



900
800
700
600
500
400
300
446
496
539
578
641
708
723
796
836
858
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TOTAL DEPOSITS
Up
$22.4MM,
or 2.7%

"Well Capitalized"

Capital Ratios



21%
18%
15%
12%
9%
6%
3%
0%
4.00%
5.00%
9.30%
4.00%
6.00%
15.60%
8.00%
10.00%
17.24%
TIER 1 - LEVERAGE
TIER 1 - RISK BASED
TOTAL RISK-BASED
Adequate
Well
BHB

Efficiency Ratio


80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
55.5%
55.0%
54.6%
55.6%
54.7%
2010
2011
2012
2013
2014
BHB
Proxy Peer
UBPR Peer

Proxy Peer – Average of 17 publically traded commercial and savings banks in the Northeast
UBPR Peer – Average of 322 bank holding companies with consolidated assets between $1 and $3 billion
Source: SNL Financial

Net Income
($ in millions)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
6.4
6.9
7.2
7.7
9.3
10.0
11.0
12.5
13.2
14.6
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

NET INCOME
Up $1.4MM, or 10.8%

EPS & Shareholder Dividends



3.00
2.50
2.00
1.50
1.00
0.50
0.00
1.74
0.697
1.90
0.730
2.12
0.78
2.22
0.833
2.45
0.905
2010
2011
2012
2013
2014
EPS
Dividends
EPS
up $0.23,
or 10.4%
DIVIDENDS
up $0.07,
or 8.6%

BAR HARBOR
BANKSHARES

Return On Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.77%
0.98%
1.02%
0.96%
0.97%
1.00%
0.88%
0.98%
0.84%
1.03%
2010
2011
2012
2013
2014
FDIC Northeast Peers
BHB

BAR HARBOR
BANKSHARES

Return On Average Equity


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.07%
9.94%
9.93%
10.52%
10.69%
2010
2011
2012
2013
2014
BHB
Proxy Peer
QBP Peer

Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast
QBP Peer – Average of 807 bank holding companies located in the Northeastern US via FDIC Quarterly Banking Profile
Source: SNL Financial

BAR HARBOR BANKSHARES

Total Shareholder Return



COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
Among Bar Harbor Bankshares, the NYSE MKT Composite Index, the S&P 500 Index, and ABA Nasdaq Community Bank Index
$250
$200
$150
$100
$50
$0
12/09
12/10
12/11
12/12
12/13
12/14
Bar Harbor Bankshares
NYSE MKT Composite
S&P 500
ABA Nasdaq Community Bank Index

*$100 invested on 12/31/09 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

3 for 2 Stock Split


BHB Bar Harbor Bankshares, Inc. AMEX
©StockCharts.com
13-May-2015 3:24pm
Open 35.45 High 35.50 Low 35.40 Last 35.47 Volume 7,424 Chg +0.22 (+0.62%)
BHB (Daily) 45.80%
Volume 7,424
Share Price up 45.8%
45.80%
40%
35%
30%
25%
20%
15%
10%
5%
0%
600K
400K
200K
7424
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
Feb
Mar
Apr
May

Challenging Fundamentals

- Pace of economic recovery
- Prolonged low interest rate environment
- Managing interest rate risk
- Defending the net interest margin – *a critical measure that requires superior customer experience*
- Originating high-quality earning assets

Near-Term Challenges

- Increasing core deposits
- Proactively manage increasing regulation
- Sustaining credit discipline in the face of aggressive competition
- Deploying capital profitably
- Balancing growth & earnings

~ The very foundation of our model ~

greetings from

BAR HARBOR
BANKSHARES

Annual Shareholders' Meeting

May 19, 2015